UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2022

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (203)
622-3131
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter):
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	URI	NYSE

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 7, 2022,

United Rentals, Inc. (the “Company”) announced that Jeffrey Fenton will retire as the Company’s Senior Vice President, Business Development on June 30, 2022. Alfredo Barquin, the Company’s Vice President, Business Development, will succeed Mr. Fenton and assume leadership of the Company’s mergers and acquisitions growth strategy on such date. Beginning July 1, 2022, Mr. Fenton will provide advisory and transition services to the Company through December 31, 2022.
Mr. Fenton and the Company have agreed to the terms of Mr. Fenton’s retirement and transition services that will be included in a consulting agreement to be executed by Mr. Fenton prior to his retirement date. Under the agreed terms, Mr. Fenton will receive a monthly consulting fee equal to $18,100, which represents 50% of his current base salary rate, and be eligible for a pro rata annual incentive award payable in cash based on actual performance when such awards are regularly paid. Mr. Fenton will also be eligible for retirement vesting treatment under his outstanding equity awards. Additionally, in recognition of Mr. Fenton’s transition support through 2022, on March 3, 2022 (the “Grant Date”), the Compensation Committee of the Company’s Board of Directors approved a restricted stock unit award for Mr. Fenton in the amount of $300,000 that will become vested and payable on March 3, 2023, subject to his provision of services through December 31, 2022; Mr. Fenton will not otherwise be eligible for any 2022 long-term incentive awards.
A copy of the Company’s press release relating to Mr. Fenton’s retirement is being furnished as Exhibit 99.1 to this Current Report on Form
8-K.
Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of United Rentals, Inc.*

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Furnished herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 7, 2022

UNITED RENTALS, INC.

By:	/s/ Joli L. Gross
Name:	Joli L. Gross
Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Joli L. Gross
Name:	Joli L. Gross
Title:	Senior Vice President, General Counsel and Corporate Secretary